           CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Virtus Equity Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     December 4, 2009                   /s/ George R. Aylward
          ----------------                  ------------------------------------
                                            George R. Aylward, President
                                            (principal executive officer)

I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Virtus Equity Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     December 4, 2009           /s/ W. Patrick Bradley
     ----------------------          -------------------------------------------
                                     W. Patrick Bradley, Chief Financial Officer
                                     and Treasurer
                                     (principal financial officer)